UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 20, 2008

GLOBAL AXCESS CORP
(Exact name of registrant as specified in its charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida		32256
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(904) 280-3950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2008, the board of directors (the “Board”) of Global Axcess Corp, a Nevada corporation (the “Company”), determined the base salaries to be paid to certain named executive officers of the Company effective April 1, 2008. George A. McQuain, President and Chief Executive Officer of the Company, will receive a base salary of $215,000; Michael J. Loiacono, Chief Financial Officer of the Company, will receive a base salary of $155,000; and Heather Webb, Vice President of Operations of the Company, will receive a base salary of $115,000. In addition, pursuant to the Company’s performance based incentive program, the Board determined the following maximum potential bonus amounts for the 2008 fiscal year: George A. McQuain - $23,017; Michael Loiacono - $16,593; and Heather Webb - $10,259.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP

By:	/s/ Michael Loiacono
Name:	Michael Loiacono
Title:	Chief Financial Officer

Dated: March 25, 2008